HENNESSY BALANCED
                                      FUND
                                   ----------

                               SEMIANNUAL REPORT
                               DECEMBER 31, 1998

                             (Hennessy Funds Logo)

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                              Email: ejhmo@aol.com
                                 Symbol: HBFBX

                                                                   February 1999

Dear Shareholder:

As we approach the Balanced Fund's 3rd anniversary (we began operations March 8,
1996), we are proud to see our portfolio strategy is working. From July to December 1998 our fund gained 2.68% versus the Dow Jones Industrial Average gain of 3.49%.

During 1998, the majority of Big Board stocks suffered a losing year, which means that a handful of dangerously overpriced stocks led the indexes and averages to record levels. We remain value-oriented investors investing in good companies, not just good stocks. You may ask, "What's the difference?". We feel that while Yahoo and Amazon may be good stocks, their corporate viability has yet to be determined. Our holdings, on the other hand, represent established companies who provide indispensable products. We are currently invested in companies who build the roads we drive on, put gas in our cars, and garner assets in order to lend us money to buy our homes. We want to maintain our strategy of investing in blue chip companies with a high yield. We have seen that since 1996 our pursuit of an investment philosophy, which relies on purchasing out of favor stocks (the "Dogs of the Dow") with a mix of T-Bills, provides a good return without the volatility of the overall market.

Thank you for making the Hennessy Balanced Fund part of your investment portfolio. We appreciate your continued business.

Best wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

                                            Merrill Lynch    Standard &
                 Hennessy      Dow Jones       One Year        Poor's
                 Balanced     Industrial       Treasury         500
  date             Fund         Average       Bill Index    Stock Index
 3/8/96*<F1>      $10,000        $10,000        $10,000        $10,000
 6/30/96          $10,180        $10,111        $10,134        $10,356
 12/31/96         $11,025        $11,667        $10,453        $11,566
 6/30/97          $11,982        $14,014        $10,761        $13,950
 12/31/97         $12,459        $14,576        $11,075        $15,425
 6/30/98          $13,036        $16,637        $11,385        $18,157
 12/31/98         $13,385        $17,181        $11,726        $19,782
*<F1> inception date

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                        AVERAGE ANNUAL RATE OF RETURN(%)
                      FOR PERIODS ENDED DECEMBER 31, 1998

                                                              SINCE INCEPTION
                                                   1 YEAR          3/8/96
                                                   ------      --------------
   Hennessy Balanced Fund                            7.43%         10.90%
   Dow Jones Industrial Average                     18.13%         21.17%
   Merrill Lynch One Year Treasury Bill Index        5.89%          5.81%
   Standard & Poor's 500 Stock Index                28.58%         27.38%


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(UNAUDITED)

ASSETS:
   Investments, at value (cost $20,800,315)                    $22,807,784
   Income receivable                                                33,619
   Organization costs, net of accumulated amortization              16,902
   Other assets                                                      8,534
                                                               -----------
      Total Assets                                              22,866,839
                                                               -----------
LIABILITIES:
   Accrued expenses and other payables                              36,684
   Due to Adviser                                                   16,332
                                                               -----------
      Total Liabilities                                             53,016
                                                               -----------
NET ASSETS                                                     $22,813,823
                                                               -----------
                                                               -----------
NET ASSETS CONSIST OF:
   Capital stock                                               $20,786,110
   Accumulated distributions in excess of
   net investment income                                            (7,085)
   Accumulated undistributed net realized gains on investments      27,329
   Unrealized net appreciation on investments                    2,007,469
                                                               -----------
      Total Net Assets                                         $22,813,823
                                                               -----------
                                                               -----------
   Shares outstanding (100,000,000 shares
   authorized, $.0001 par value)                                 1,919,136
   Net asset value per share                                   $     11.89
                                                               -----------
                                                               -----------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1998
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income                                             $   148,712
   Interest income                                                 309,363
                                                               -----------
      Total investment income                                      458,075
                                                               -----------
EXPENSES:
   Investment advisory fees                                         69,077
   Administration fees                                              15,640
   Shareholder servicing and accounting costs                       29,676
   Distribution fees                                                28,782
   Custody fees                                                      4,232
   Federal and state registration fees                              12,205
   Professional fees                                                13,307
   Reports to shareholders                                           3,128
   Amortization of organization costs                                3,908
   Directors' fees and expenses                                      1,393
   Other                                                             3,264
                                                               -----------
   Total expenses                                                  184,612
                                                               -----------
NET INVESTMENT INCOME                                              273,463
                                                               -----------
REALIZED AND UNREALIZED GAINS:
   Net realized gains on investments                               247,886
   Change in unrealized appreciation on investments                 57,566
                                                               -----------
      Net gain on investments                                      305,452
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $   578,915
                                                               -----------
                                                               -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED        YEAR ENDED
                                         DECEMBER 31, 1998      JUNE 30, 1998
                                         -----------------      --------------
                                            (UNAUDITED)
OPERATIONS:
 Net investment income                      $   273,463           $ 521,543
 Net realized gains on investments              247,886             834,648
 Change in unrealized appreciation
   on investments                                57,566             374,793
                                             ----------          ----------
 Net increase in net assets
   resulting from operations                    578,915           1,730,984
                                             ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                    (283,111)           (519,980)
 From net realized gains                       (915,182)           (294,580)
                                             ----------          ----------
                                             (1,198,293)           (814,560)
                                             ----------          ----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares subscribed              1,195,169           6,284,327
 Shares issued to holders in
   reinvestment of dividends                  1,170,210             883,883
 Cost of shares redeemed                     (2,428,144)         (2,227,392)
                                             ----------          ----------
 Net increase (decrease) in net
   assets resulting from
   capital share transactions                   (62,765)          4,940,818
                                             ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (682,143)          5,857,242
NET ASSETS:
 Beginning of period                         23,495,966          17,638,724
                                             ----------          ----------
 End of period (including
   overdistribution of net
   investment income of $7,085,
   and undistributed net
   investment income of  $2,564,
   respectively)                            $22,813,823         $23,495,966
                                             ----------          ----------
                                             ----------          ----------
CHANGES IN SHARES OUTSTANDING:
 Shares sold                                     98,186             520,307
 Shares issued to holders as
   reinvestment of dividends                     99,086              73,694
 Shares redeemed                               (200,025)           (183,622)
                                             ----------          ----------
 Net increase (decrease)                         (2,753)            410,379
                                             ----------          ----------
                                             ----------          ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                                                              MARCH 8, 1996(1)<F2>
                                                 SIX MONTHS ENDED       YEAR ENDED          YEAR ENDED            THROUGH
                                                 DECEMBER 31, 1998     JUNE 30, 1998       JUNE 30, 1997       JUNE 30, 1996
                                                 ----------------      ------------        ------------       --------------
                                                    (UNAUDITED)
PER SHARE DATA:
Net asset value, beginning of period                 $12.23              $11.67              $10.18              $10.00
Income from investment operations:
Net investment income                                  0.15                0.29                0.23                0.06
Net realized and unrealized
  gains on securities                                  0.17                0.73                1.55                0.12
                                                      ------              ------              ------              ------
     Total from investment operations                  0.32                1.02                1.78                0.18
Less Distributions:
  Dividends from net investment income                (0.16)              (0.29)              (0.29)                  --
  Dividends from realized capital gains               (0.50)              (0.17)                 --                   --
                                                      ------              ------              ------              ------
     Total distributions                              (0.66)              (0.46)              (0.29)                  --
                                                      ------              ------              ------              ------
Net asset value, end of period                        $11.89              $12.23              $11.67              $10.18
                                                      ------              ------              ------              ------
                                                      ------              ------              ------              ------
TOTAL RETURN                                           2.68%(2)<F3>        8.80%              17.70%               1.80%(2)<F3>
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period              $22,814             $23,496             $17,639             $ 6,866
Ratio of net expenses to average net assets:
    Before expense reimbursement                       1.60%(3)<F4>        2.39%               2.48%               4.04%(3)<F4>
    After expense reimbursement                        1.60%(3)<F4>        1.64%               1.90%               1.90%(3)<F4>
Ratio of net investment income
  (loss) to average net assets:
     Before expense reimbursement                      2.37%(3)<F4>        1.69%               1.84%               0.85%(3)<F4>
     After expense reimbursement                       2.37%(3)<F4>        2.44%               2.41%               2.99%(3)<F4>
Portfolio turnover rate                                9.90%(2)<F3>       23.24%              20.01%                 --(4)<F5>

(1)<F2>   Commencement of operations.
(2)<F3>   Not annualized.
(3)<F4>   Annualized.
(4)<F5>   For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
(UNAUDITED)

 NUMBER
OF SHARES                                                         VALUE
---------                                                         -----
           COMMON STOCKS -- 49.1%
           AUTOMOBILES & TRUCKS -- 5.1%
  16,400   General Motors Corporation                          $1,173,625
                                                              -----------
           BANK & BANK HOLDING COMPANIES -- 4.2%
   9,150   J.P. Morgan and Co. Incorporated                       961,322
                                                              -----------
           CAPITAL GOODS -- 2.7%
  13,550   Caterpillar, Inc.                                      623,300
                                                              -----------
           CHEMICALS -- 3.1%
  10,800   E. I. du Pont de Nemours and Company                   573,075
   3,275   Union Carbide Corporation                              139,188
                                                              -----------
                                                                  712,263
                                                              -----------
           CONSUMER DURABLES -- 3.9%
  12,425   Eastman Kodak Company                                  894,600
                                                              -----------
           ENERGY -- 9.9%
  13,375   Chevron Corporation                                  1,109,289
  15,550   Exxon Corporation                                    1,137,094
                                                              -----------
                                                                2,246,383
                                                              -----------
           FOOD, BEVERAGE & TOBACCO -- 6.2%
  26,375   Philip Morris Companies, Inc.                        1,411,062
                                                              -----------
           MANUFACTURING -- 4.0%
  12,800   Minnesota Mining and Manufacturing Company             910,400
                                                              -----------
           PAPER & FOREST PRODUCTS -- 4.2%
  21,225   International Paper Company                            951,145
                                                              -----------
           RUBBER & TIRES -- 0.6%
   2,775   Goodyear Tire & Rubber Company                         139,964
                                                              -----------
           TELECOMMUNICATIONS -- 5.2%
  15,625   AT&T Corporation                                     1,175,781
                                                              -----------
           TOTAL COMMON STOCKS (Cost $9,211,015)               11,199,845
                                                              -----------
PRINCIPAL
  AMOUNT
---------
           SHORT-TERM INVESTMENTS -- 50.9%
           U. S. GOVERNMENT -- 47.5%
           U.S. Treasury Bills:
 $658,000  4.92%, 2/04/99                                         654,986
1,235,000  4.22%, 3/04/99                                       1,226,155
2,152,000  4.26%, 4/01/99                                       2,129,378
1,524,000  4.32%, 4/29/99                                       1,502,725
1,103,000  4.35%, 5/27/99                                       1,083,810
  591,000  4.33%, 6/24/99                                         578,789
1,104,000  4.40%, 7/22/99                                       1,077,088
1,165,000  4.37%, 8/19/99                                       1,132,898
  625,000  4.35%, 9/16/99                                         605,786
  610,000  4.35%, 10/14/99                                        589,189
  273,000  4.39%, 11/12/99                                        262,661
                                                              -----------
                                                               10,843,465
                                                              -----------
           VARIABLE RATE DEMAND NOTES -- 3.4%
  355,408  American Family, 5.17%                                 355,408
  208,255  General Mills, Inc., 5.23%                             208,255
   66,848  Pitney Bowes, Inc., 5.23%                               66,848
   69,399  Sara Lee Corporation, 5.23%                             69,399
   64,564  Warner-Lambert Co., 5.18%                               64,564
                                                              -----------
                                                                  764,474
                                                              -----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $11,589,300)     11,607,939
                                                              -----------
           TOTAL INVESTMENTS -- 100.0% (Cost $20,800,315)      22,807,784
                                                              -----------
           Other Assets, less Liabilities -- 0.0%                   6,039
                                                              -----------
           NET ASSETS -- 100.0%                               $22,813,823
                                                              -----------
                                                              -----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1998 (UNAUDITED)

1).  ORGANIZATION

  The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Fund") was organized as a Maryland corporation on January 11, 1996. The Fund is an open-end, non-diversified company registered under the Investment Company Act of 1940, as amended. The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

  Between the date of organization and the commencement of investment operations on March 8, 1996, the Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced investment operations.

2).  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes.

c). Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions and Income -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  INVESTMENT TRANSACTIONS

  The aggregate purchases and sales, excluding short-term investments, for the Fund, for the six months ended December 31, 1998, were $1,572,992 and $1,064,545, respectively.

  At December 31, 1998, gross unrealized appreciation and depreciation on investments for federal income tax purposes was as follows:

   Appreciation                         $2,138,587
   (Depreciation)                         (140,757)
                                       -----------
   Net unrealized appreciation
     on investments                     $1,997,830
                                       -----------
                                       -----------

  At December 31, 1998, the cost of investments for federal income tax purposes was $20,809,954.

4).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Hennessy Funds, Inc. -- Hennessy Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Adviser"). The Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Fund's investment adviser. The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered broker-dealer and investment adviser. Edward J. Hennessy received commissions of $2,675 for transactions related to the purchase and sales of securities held by the Fund for the six months ending December 31, 1998. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

  Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of the Fund's average daily net assets.

  The Fund has adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to
exceed 0.25% of the Fund's average daily net assets.   Amounts paid under the
Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

  Firstar Bank Milwaukee, N.A. serves as custodian for the Fund. Firstar Mutual Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Fund.

INVESTMENT ADVISER
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   P.O. Box 701
   Milwaukee, WI 53201-071
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   777 East Wisconsin Avenue
   Milwaukee, WI 53202